UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2026

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 Plaza Real, Suite 275

Boca Raton, Florida 33432

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2026, the Board of Directors (the “Board”) of Lixte Biotechnology Holdings, Inc., (the “Company”), appointed Stuart D. Porter to serve as a member of the Board, effective May 29, 2026 with a term expiring at the Company’s 2026 Annual Meeting of Stockholders.

Mr. Porter, age 60, has over 29 years of senior investment experience, including as a Founder and Managing Partner of Denham Capital, where he currently serves as the Chief Executive Officer and Chief Investment Officer. Mr. Porter also serves on Denham Capital’s Investment Committee and Valuation Committee. Prior to founding Denham Capital in 2004, Mr. Porter was a founding partner of Sowood Capital Management LP and, prior thereto, was employed as a Vice President and Portfolio Manager at Harvard Management Company, Inc., where he focused on public and private transactions in the energy and commodities sectors. Mr. Porter previously worked for Bacon Investments and at J. Aron, a division of Goldman Sachs. While at J. Aron, he worked on the Goldman Sachs Commodity Index desk. Prior to joining J. Aron, Mr. Porter was a self-employed trader at the Chicago Board of Trade and was employed by Cargill Incorporated in Minnetonka, Minnesota in the Financial Markets Division. Mr. Porter received a Bachelor of Arts from the University of Michigan and a Master of Business Administration degree from the University of Chicago Booth School of Business.

There is no arrangement or understanding between Mr. Porter and the Company or any other person pursuant to which he was selected as a director. There are no transactions involving Mr. Porter that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing the Company’s strategic transformation and the appointment of Mr. Porter is furnished as Exhibit 99.1 to the Current Report on Form 8-K.

The information in this Item 7.01 disclosure, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press Release dated June 1, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2026	LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

	By:	/s/ Geordan Pursglove
Geordan Pursglove
Chairman of the Board and Chief Executive Officer